EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as adopted Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report of Feminique Corporation (the "COMPANY") on Form 10-QSB for the period ended June 30, 2004 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                  /s/ Max Khan
                            ------------------------
                                  By: Max Khan
                            Chief Executive Officer,
                             Chief Financial Officer
                              DATE: August 16, 2004

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